UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 19, 2015

FENIX PARTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920

Westchester, Illinois 60154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 480-6413

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Please refer to Item 2.03 of this report.

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 19, 2015, concurrently with and conditioned upon the closing of the initial public offering of our common stock, we completed the acquisitions of 11 corporate entities that conduct eight businesses: (i) Don’s Automotive Mall, Inc., (ii) Eiss Brothers, Inc., (iii) Gary’s U-Pull It, Inc., (iv) Green Oak Investments LLC dba GO Auto Recycling, (v) Horseheads Automotive Recycling, Inc., (vi) Jerry Brown, Ltd., (vii) Leesville Auto Wreckers, Inc. and (viii) Standard Auto Wreckers, Inc. and its three Canadian affiliates, End of Life Vehicles Inc., Goldy Metals Incorporated, and Goldy Metals (Ottawa) Incorporated. We refer to these acquisitions collectively as the “Combinations,” and to these 11 companies collectively as the “Founding Companies.” The first eight Founding Companies listed above are located in the United States, and we refer to them as the “U.S. Founding Companies.” The last three Founding Companies, the affiliates of Standard Auto Wreckers, Inc., are located in Canada, and we refer to them as the “Canadian Founding Companies.” These were related acquisitions; no one acquisition of a Founding Company would have been completed unless we completed the acquisition of all of the Founding Companies and the initial public offering.

The Founding Companies are recyclers and resellers of original equipment manufacturer (“OEM”) automotive products. A portion of their revenues is also generated from the sale of automotive products made by non-OEM manufacturers, known as aftermarket products, and from the sale as scrap of the unusable parts and materials derived from the dismantling of vehicles.

We acquired the stock of the U.S. Founding Companies for cash or a combination of cash and shares of our common stock, and we acquired substantially all of the assets of the Canadian Founding Companies for cash or cash and shares of exchangeable preferred stock of our Canadian subsidiary, Fenix Parts Canada, Inc. The aggregate cash consideration that we paid in the Combinations consisted of approximately $93.2 million, plus an additional $6.6 million in cash for adjustments required under the combination agreements with the Founding Companies (including, among other things, amounts held in escrow, amounts payable as bonuses, and amounts payable for inventory and the reimbursement of capital expenditures by certain of the Founding Companies). The aggregate stock consideration that we paid in the Combinations consisted of approximately 3.2 million shares of our common stock and approximately 1.3 million shares of exchangeable preferred stock of Fenix Parts Canada, Inc. The consideration for the Combinations was determined by arms-length negotiations between us and representatives of each Founding Company.

Gary Beagell, a former owner and officer of Gary’s U-Pull It, Inc., became one of our directors immediately prior to the listing of our common stock on the NASDAQ Global Market. David Gold, an owner and officer of two of the Canadian Founding Companies, became our Executive Vice President and President – Canadian Operations of our subsidiary, Fenix Parts Canada, Inc. immediately prior to our listing on the NASDAQ Global Market.

The Combinations are described more fully in the Company’s final prospectus dated May 14, 2015, included in our Registration Statement on Form S-1 filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296) (the “Registration Statement”).

The description in this Report of the combination agreements underlying the Combinations is qualified in its entirety by reference to the full text of the combination agreements, copies of which are filed as Exhibits 10.8 through 10.16 to the Registration Statement and are incorporated in this Report by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 19, 2015, concurrently with the closing of the initial public offering of our common stock, we and our direct and indirect subsidiaries entered into a multicurrency credit agreement (the “Credit Agreement”) with BMO Harris Bank N.A., as administrative agent and lender, and the other lenders from time to time party to the Credit Agreement.

The Credit Agreement provides for senior secured credit facilities in the aggregate amount of $35 million, comprised of a term loan of $10 million available in a single advance upon entering into the Credit Agreement and a revolving credit facility of up to $25 million. $20.0 million of the revolving credit facility is available to us, with a $7.5 million sublimit for letters of credit and a $5 million sublimit for swing line loans, and $5.0 million of the revolving credit facility is available to our direct Canadian subsidiary, Fenix Parts Canada, Inc. (“Fenix Parts Canada”), with a $2.5 million sublimit for letters of credit. We have the right from time to time, as long as no default is occurring, to request an increase in the amount of the revolving credit facility by up to an aggregate of $20 million. The terms of the term loan and the revolving credit facility are each five years.

The Credit Agreement provides that proceeds of the term loan may be used to finance a portion of the acquisition of the eight businesses (the “Combinations”) that were acquired concurrently with the closing of our initial public offering (see Item 2.01 of this Report) and for fees and expenses associated with the closing of the offering. Proceeds of the revolving credit facility may be used for capital expenditures, working capital, permitted acquisitions, general corporate purposes and for certain fees and expenses associated with the closing of the credit facilities.

At the closing of the Combinations, approximately $5.7 million of the term loan proceeds of $10 million was used to pay for a portion of the cash component of the consideration for the Combinations, and approximately $5.9 million under the revolving credit facility was used for a letter of credit that we deposited in lieu of cash in an escrow to support a holdback of a portion of the consideration payable in connection with the acquisition of the Canadian businesses.

Our term loan and revolving credit facility are secured by a first-priority perfected security interest in substantially all of our assets as well as all of the assets of our domestic subsidiaries, who have also guaranteed our borrowings. In addition, we have pledged all of the stock in our domestic subsidiaries as security and 66% of the stock of Fenix Parts Canada (other than its exchangeable preferred shares) and all of the stock of its one subsidiary.

Our U.S. borrowings under the Credit Agreement bear interest at fluctuating rates determined quarterly, at our election in advance for any applicable interest period, by reference to the “base rate” plus the applicable margin within the relevant range of margins provided in the Credit Agreement. The base rate is the highest of (i) the rate BMO Harris Bank N.A. announces as its “prime rate,” (ii) 0.50% above the rate on overnight federal funds transactions or (iii) the London Interbank Offered Rate (LIBOR) for an interest period of one month plus 1.00%. The applicable margin is based on our total leverage ratio, defined as the ratio of our total consolidated debt as of the last day of any fiscal quarter to our consolidated EBITDA (earnings before interest, taxes, depreciation and amortization) for the period of four fiscal quarters then ended.

Our Canadian borrowings under the Credit Agreement bear interest at fluctuating rates determined quarterly, at our election in advance for any applicable interest period, by reference to the “Canadian Base Rate” plus the applicable margin within the relevant range of margins provided in the Credit Agreement. The Canadian Base Rate is the higher of (i) the rate the Bank of Montreal announces as its “reference rate,” or (ii) the Canadian Dollar Offered Rate (CDOR) for 30 day Canadian Dollar banker’s acceptances applicable on such day plus 0.50%. The applicable margin is based on our total leverage ratio.

The Credit Agreement contains customary events of default, including our failure to pay any principal, interest or other amount when due, our violation of certain of our affirmative covenants or any of our negative covenants or a breach of our representations and warranties and, in certain circumstances, a change of control. Upon the occurrence of an event of default, payment of our indebtedness may be accelerated and the lending commitments may be terminated.

This description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated in this Report by reference.

Item 7.01	Regulation FD Disclosure

On May 22, 2015, we issued a press release announcing the exercise in full by the underwriters of the over-allotment option for 1,800,000 shares, at the public offering price of $8.00 per share less the underwriting discount, that we granted in connection with our initial public offering completed on May 19, 2015. The press release is filed as Exhibit 99.1 to this Report and is incorporated in this Report by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

To be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

To be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit Number	Description

2.1	Combination Agreement dated as of August 27, 2014 among the Registrant, Donald Beagell, Jr., Cynthia Howard, Gregory Beagell, Michael Colsten and Don’s Automotive Mall, Inc. (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.2	Combination Agreement dated as of August 11, 2014 among the Registrant, Mark Eiss, John Eiss, Timothy Eiss and Eiss Brothers, Inc. (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.3	Combination Agreement dated as of August 26, 2014 among the Registrant, Gary A. Beagell, Linda Beagell, Steve Barkwell and Gary’s U-Pull It, Inc. (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.4	Combination Agreement dated as of August 14, 2014 among the Registrant, Brian Shell, Jason Finley, Adam Mervis, Mervis 2006, LLC, Michael Stanley and Green Oak Investments LLC d/b/a GO Auto Recycling (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.5	Combination Agreement dated as of August 27, 2014 among the Registrant, Bonita Beagell, Cynthia Howard, Gregory Beagell, Randy Howard, Michael Colsten, Leatrice Colsten, Darcy Beagell, Jessica Phillips and Horseheads Automotive Recycling, Inc. (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.6	Combination Agreement dated as of September 30, 2014 among the Registrant, Larry Brown, Stephen Brown and Jerry Brown, Ltd. (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.7	Combination Agreement dated as of August 18, 2014 among the Registrant, John J. Brennan and Leesville Auto Wreckers, Inc. (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.8	Combination Agreement dated as of September 24, 2014 among the Registrant, David A. Gold, Kenneth L. Gold, Goldy Metals Incorporated, Goldy Metals Holdings Inc. and Standard Auto Wreckers, Inc. (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.9	Amended and Restated Combination Agreement dated as of November 10, 2014 among the Registrant, Fenix Parts Canada, Inc., David A. Gold, Kenneth L. Gold, Goldy Metals Incorporated, End of Life Vehicles Inc., Goldy Metals (Ottawa) Incorporated and 2434861 Ontario Inc. (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

10.1	Credit Agreement dated as of May 19, 2015 among Fenix Parts, Inc., Fenix Parts Canada, Inc., and their subsidiaries as guarantors, BMO Harris Bank N.A., as administrative agent, lender and letter of credit issuer and the other lenders from time to time party thereto.*

99.1	Press release dated May 22, 2015*

*	Filed herewith

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2015.

Fenix Parts, Inc.

By	/s/ Kent Robertson
Kent Robertson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Combination Agreement dated as of August 27, 2014 among the Registrant, Donald Beagell, Jr., Cynthia Howard, Gregory Beagell, Michael Colsten and Don’s Automotive Mall, Inc. (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.2	Combination Agreement dated as of August 11, 2014 among the Registrant, Mark Eiss, John Eiss, Timothy Eiss and Eiss Brothers, Inc. (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.3	Combination Agreement dated as of August 26, 2014 among the Registrant, Gary A. Beagell, Linda Beagell, Steve Barkwell and Gary’s U-Pull It, Inc. (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.4	Combination Agreement dated as of August 14, 2014 among the Registrant, Brian Shell, Jason Finley, Adam Mervis, Mervis 2006, LLC, Michael Stanley and Green Oak Investments LLC d/b/a GO Auto Recycling (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.5	Combination Agreement dated as of August 27, 2014 among the Registrant, Bonita Beagell, Cynthia Howard, Gregory Beagell, Randy Howard, Michael Colsten, Leatrice Colsten, Darcy Beagell, Jessica Phillips and Horseheads Automotive Recycling, Inc. (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.6	Combination Agreement dated as of September 30, 2014 among the Registrant, Larry Brown, Stephen Brown and Jerry Brown, Ltd. (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.7	Combination Agreement dated as of August 18, 2014 among the Registrant, John J. Brennan and Leesville Auto Wreckers, Inc. (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.8	Combination Agreement dated as of September 24, 2014 among the Registrant, David A. Gold, Kenneth L. Gold, Goldy Metals Incorporated, Goldy Metals Holdings Inc. and Standard Auto Wreckers, Inc. (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

2.9	Amended and Restated Combination Agreement dated as of November 10, 2014 among the Registrant, Fenix Parts Canada, Inc., David A. Gold, Kenneth L. Gold, Goldy Metals Incorporated, End of Life Vehicles Inc., Goldy Metals (Ottawa) Incorporated and 2434861 Ontario Inc. (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-1 of Fenix Parts, Inc. filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296)).

10.1	Credit Agreement dated as of May 19, 2015 among Fenix Parts, Inc., Fenix Parts Canada, Inc., and their subsidiaries as guarantors, BMO Harris Bank N.A., as administrative agent, lender and letter of credit issuer and the other lenders from time to time party thereto.*

99.1	Press release dated May 22, 2015*

*	Filed herewith